UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2006

Orchid Cellmark Inc.

(Exact name of the registrant as specified in its charter)

Delaware	000-30267	22-3392819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4390 US Route One, Princeton, NJ 08540

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 750-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 7, 2006, the Registrant issued a press release containing information regarding its results of operations and financial condition for the quarters ended June 30, 2005 and September 30, 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 3.01 Notice Of Delisting Or Failure To Satisfy A Continued Listing Rule Or Standard; Transfer Of Listing.

On April 3, 2006, the Registrant received notification from The Nasdaq Stock Market (“Nasdaq”) that its securities would be delisted from The Nasdaq National Market at the opening of business on April 12, 2006 due to the fact that the Registrant has not filed its Annual Report on Form 10-K for the year ended December 31, 2005. Under the Nasdaq’s Marketplace Rule 4310(c)(14), the Registrant must file all reports it is required to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, with the Nasdaq on a timely basis. The Registrant has requested a hearing before the Nasdaq Listing Qualifications Panel to appeal the delisting notice. This request will stay the delisting pending the outcome of a hearing by the Panel. The Registrant expects to file its Annual Report on Form 10-K for the year ended December 31, 2005 at the earliest possible date.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In the second quarter of 2005 the Registrant entered into a settlement of escrow claims associated with its December 2001 acquisition of Lifecodes Corporation. On April 5, 2006, the Audit Committee of the Registrant’s Board of Directors, in consultation with its independent auditors, determined that the 163,259 shares of the Registrant’s common stock received from this settlement and valued at $1.6 million should have been recorded at the settlement date as a non-operating gain and an acquisition of treasury stock, and, therefore, concluded that the Registrant’s previously reported consolidated financial statements for the quarters ended June 30, 2005 and September 30, 2005 should not be relied upon.

Item 8.01 Other Events.

On April 7, 2006, the Registrant issued a press release regarding its intention to restate its consolidated financial statements for the second and third quarters of 2005 and that on April 3, 2006, the Registrant received notification from Nasdaq that its securities would be delisted from The Nasdaq National Market at the opening of business on April 12, 2006 due to the fact that the Registrant has not filed its Annual Report on Form 10-K for the year ended December 31, 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1    The Registrant’s press release dated April 7, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

Date: April 7, 2006	By:	/s/ Raymond J. Land
	Name:	Raymond J. Land
	Title:	Senior Vice President and Chief Financial Officer